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EXHIBIT 31


  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

I, Allan Klepfisz, certify that:

(1) I have reviewed the annual report on Form 10-KSB of Brilliant Technologies Corporation (the "Company") for the year ended December 31, 2005;

(2) Based on my knowledge, such annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such annual report;

(3) Based on my knowledge, the financial statements, and other financial information included in such annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in such annual report;

(4) I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and have:

                  (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which such annual report is being prepared;

                  (b) [Intentionally Omitted];

                  (c) evaluated the effectiveness of the Company's disclosure controls and procedures and presented in such annual report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by such annual report based on such evaluation; and

                  (d) disclosed in such annual report any change in the Company's internal control over financial reporting that occurred during the Company's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

(5) I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons fulfilling the equivalent function):

                  (a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

                  (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.


Date: May 25, 2006                           By: /s/ Allan Klepfisz
                                                 ------------------------------
                                                 Allan Klepfisz, President,
                                                 Chief Executive Officer, and
                                                 Acting Chief Financial Officer